UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2016
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2016-C1

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC

Starwood Mortgage Funding II LLC

Redwood Commercial Mortgage Corporation

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

New York	333-206361-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 15, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2016-C1, Commercial Mortgage Pass-Through Certificates, Series 2016-C1, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Naples Grande Beach Resort” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Naples Grande Beach Resort Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “5 Penn Plaza” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2016 (the “CGCMT 2016-GC36 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. An executed version of the CGCMT 2016-GC36 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2. In addition, the 5 Penn Plaza Mortgage Loan will be serviced and administered under the 5 Penn Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “32 Avenue of the Americas” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of November 1, 2015 (the “JPMBB 2015-C33 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor. An executed version of the JPMBB 2015-C33 Pooling and Servicing Agreement is attached hereto as Exhibit 4.3. In addition, the 32 Avenue of the Americas Mortgage Loan will be serviced and administered under the 32 Avenue of the Americas Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “7700 Parmer” and “The 9” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of December 1, 2015 (the “JPMCC 2015-JP1 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMCC 2015-JP1 Pooling and Servicing Agreement is attached hereto as Exhibit 4.4. In addition, the 7700 Parmer Mortgage Loan will be serviced and administered under the 7700 Parmer Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. In addition, The 9 Mortgage Loan will be serviced and administered under The 9 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9.

 The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class X-C, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $880,122,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, Barclays Capital and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated February 23, 2016, among the Registrant and JPMS, for itself and on behalf of Barclays Capital, Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On March 15, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $880,122,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,340,610.83, were approximately $970,567,752.09. Of the expenses paid by the Registrant, approximately $622,506.31 were paid directly to affiliates of the Registrant, $43,062.48 in the form of fees were paid to the Underwriters, $77,512.47 were paid to or for the Underwriters and $4,597,529.57 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On March 15, 2016, the Registrant sold the Class X-D, Class D-1, Class D-2, Class D, Class E, Class F, Class NR, Class R and Class Z Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $147,790,765 to JPMS and Barclays Capital, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated February 23, 2016, by and among the Depositor, JPMS and Barclays Capital. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2016-C1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 50 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens (except in the case of the Mortgage Loan identified as “The 9”, for which the mortgage is a second priority lien after a mortgage related to a tax increment financing arrangement) on 110 commercial and multifamily properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of March 15, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 15, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant and Barclays, (iii) from Starwood Mortgage Funding II LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 15, 2016 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Starwood Mortgage Loan Purchase Agreement”) between the Registrant, Starwood and Starwood Mortgage Capital LLC and (iv) from Redwood Commercial Mortgage Corporation (“Redwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of March 15, 2016 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant, Redwood and Redwood Trust, Inc.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated February 25, 2016 and as filed with the Securities and Exchange Commission on March 15, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated February 23, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 certificates, dated as of February 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C33 certificates, dated as of November 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the JPMCC 2015-JP1 certificates, dated as of December 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as the Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder, and Barclays Bank PLC, as the Initial Note A-3 Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of November 17, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, German American Capital Corporation, as the Initial Note A-4 Holder, and German American Capital Corporation, as the Initial Note A-5 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of December 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of March 15, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of December 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 15, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 15, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 25, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated February 23, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Barclays Capital Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of March 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the CGCMT 2016-GC36 certificates, dated as of February 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Pentalpha Surveillance LLC, as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the JPMBB 2015-C33 certificates, dated as of November 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor.	(E)

4.4	Pooling and Servicing Agreement, governing the issuance of the JPMCC 2015-JP1 certificates, dated as of December 1, 2015, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Co-Lender Agreement, dated as of January 6, 2016, by and between Citigroup Global Markets Realty Corp., as the Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-2 Holder, and Barclays Bank PLC, as the Initial Note A-3 Holder.	(E)
4.6	Co-Lender Agreement, dated as of November 17, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, German American Capital Corporation, as the Initial Note A-4 Holder, and German American Capital Corporation, as the Initial Note A-5 Holder.	(E)
4.7	Co-Lender Agreement, dated as of December 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.	(E)
4.8	Co-Lender Agreement, dated as of March 15, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder.	(E)
4.9	Co-Lender Agreement, dated as of December 29, 2015, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 15, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 15, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated February 25, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, between Starwood Mortgage Funding II LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Starwood Mortgage Capital LLC.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of March 15, 2016, among Redwood Commercial Mortgage Corporation, as seller, J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser, and Redwood Trust, Inc.	(E)